SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Alternative Asset Allocation VIP

Effective on or about August 14, 2024, one of the fund’s underlying funds, DWS ESG Liquidity Fund, will be liquidated. Any references to DWS ESG Liquidity Fund, after August 14, 2024, will no longer be valid and are deleted.
Please Retain This Supplement for Future Reference
May 20, 2024
PROSTKR24-45